UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

c/o Robert W Seiden, Receiver over Abakan, Inc.:  1120 Avenue of the Americas, 4th Floor, New

York, New York, 10036

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 626-6708

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP.

On November 5, 2015, certain creditors of Abakan Inc. (“Abakan”) (the “Abakan Petitioning Creditors”) and

certain  creditors  of  MesoCoat,  Inc.  (“MesoCoat”)  (the  “MesoCoat  Petitioning  Creditors”)  filed  Chapter  11 involuntary  bankruptcy  petitions  in  the  United  States  Bankruptcy  Court  for  the  Southern  District  of  Florida

(the  “Florida  Bankruptcy  Court”).  On  December  14,  2015,  the  Florida  Bankruptcy  Court  dismissed  the involuntary  bankruptcy  petitions  against  both  Abakan  and  MesoCoat.  The  bankruptcy  judge,  Hon.  A.  Jay

Cristol, stated that  “The petitioning creditors have  another  forum available to them in which they can protect their interests  and, in that  pending U.S. District Court action, the petitioning creditors’ interests are  protected by the court-appointed receiver, an independent fiduciary.”

The  Order  of  the  court  is  entitled:  “ORDER  (A)  DENYING  MOTIONS  FOR  STAY  PENDING  APPEAL

AND  (B)  DISMISSING  INVOLUNTARY  PETITIONS,  OR  ALTERNATIVELY,  ABSTAINING  in  the

Florida Bankruptcy Court filed under the headings In re: MesoCoat, Inc., Case No. 15-29607-AJC and In re:

Abakan, Inc., Case No. 15-29606-AJC.

ITEM 8.01 – OTHER EVENTS

On  September  24,  2015,  the  United  States  District  Court  for  the  Southern  District  of  New  York  (the  “New

York  Court”)  appointed  Robert  W.  Seiden  as  the  receiver  (the  “Receiver”)  over  Abakan  and,  on  August  18,

2015, the same New York Court  appointed Robert W. Seiden as  Receiver over MesoCoat,  both in the  matter captioned  George  Town  Associates  S.A.  v.  Abakan,  Inc.  and  MesoCoat,  Inc.,  case  number  15-cv-3435  (the

“Law  Suit”).  The  Law  Suit  is  pending  before  the  New  York  Court,  as  previously  reported  in  the  Current

Report on Form 8-K filed by Abakan with the Securities and Exchange Commission on September 25, 2015.

On  December  16,  2015,  the  New  York  Court  issued  an  order  with  regard  to  the  George  Town  Proposal,

approving  the  proposal  (the  “Court  Approved  Transaction”).   Among  other  provisions,  the  Court  Approved

Transaction provides that (i) George Town, Sonoro Invest S.A. (“Sonoro”) (a creditor of Abakan) and Joseph

T.  Eberhard  (a  creditor  of  Abakan)  will  receive  74.36%  of  the  stock  and  ownership  in  MesoCoat,  free  and clear of all liens, claims, and encumbrances; (ii) the Abakan Petitioning Creditors will receive 3.14% of stock and  ownership  in  MesoCoat;  (iii)  Abakan  will  retain  the  remaining  22.50%  of  the  stock  and  ownership  in

MesoCoat;  and  (iv)  MesoCoat  will  pay in  full  the  claims  of  the  MesoCoat  Petitioning  Creditors.   The  Court

Approved  Transaction  provides  for  the  satisfaction  of  the  debt  MesoCoat  owes  to  its  largest  creditors  and enables it to continue as a going-concern.

Further,  pursuant  to  the  Court  Approved  Transaction,  the  Receiver  will  continue  to  serve  as  receiver  over

MesoCoat   and  Abakan   for   ninety-one   (91)   days   following   the  consummation   of   the   Court   Approved

Transaction.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert W. Seiden, Esq.

December 18, 2015

Name: Robert W. Seiden, Esq.

Court Appointed Receiver

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